Exhibit 10.10

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED  (THE "SECURITIES  ACT"), AND, ACCORDINGLY,   MAY NOT BE  OFFERED  OR  SOLD  EXCEPT   PURSUANT   TO   AN EFFECTIVE  REGISTRATION STATEMENT  UNDER   THE   SECURITIES   ACT   OR   PURSUANT   TO  AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE  REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN  ACCORDANCE  WITH  APPLICABLE STATE SECURITIES LAWS.

LAS VEGAS RAILWAY EXPRESS, INC.

CONVERTIBLE NOTE

Issuance Date: April 17, 2014                                                                                                                                                                                                                     Original Principal Amount: $250,000

Note No. XTRN-1                                                                                                                                                                                                                                         Consideration Paid at Close: $50,000

FOR VALUE RECEIVED, Las Vegas Railway Express, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Vista Capital Investments, LLC or registered assigns (the "Holder") the amount set out above as the Original Principal Amount (as reduced  pursuant  to the terms hereof pursuant to redemption , conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise  (in each  case  in accordance with the terms hereof) and to pay interest ("I interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, upon the Maturity Date or acceleration , conversion, redemption or otherwise (in each case in accordance  with  the terms hereof).

The Original Principal Amount is $250,000 (two hundred fifty thousand) plus \accrued and unpaid interest and any other fees. The Consideration is $225,000  (two  hundred  twenty  five thousand) payable  by  wire  transfer  (there  exists  a  $50,000  original  issue  discount  (the  "OID")).   The Holder shall pay $25,000 of Consideration upon closing of this Note.   The Holder  may  pay  additional  Consideration  to the Company  i n  such  amounts  and  at  such  dates  as  Holder  may  choose  in  its  sole  discretion .  For  purposes hereof, the term  "Outstanding  Balance" means the Original  Principal  A mount, as reduced  or increased , as the case may  be, pursuant to the terms  hereof for conversion , breach  hereof or otherwise, plus any accrued but  u paid  interest , col lection  and  enforcements  costs, and  any  other  fees  or  charges  incurred  under  this Note. The Original  Principal  Amount  due  to  Holder  shall  be  prorated  based  on  the Consideration  paid  by Holder (plus an approximate  I 0% Original  Issue Discount  that  is prorated  based  on the Consideration  paid by  the  Holder  as  well  as any  other  interest  or  fees)  such  that  the  Company  is only required  to  repay  the amount funded  and the Company  is not required  to repay any unfunded  portion  of this Note.

(1) G EN ERAL TERMS

(a) Payment of Principal.   The  "Maturity Date"  shall  be two years from  the date of each payment of Consideration, as may be extended at the option of the Holder in the event that, and for so long as, an Event of Default (as defined below) shall not have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1 ) or any event shall not have  occurred  and be continuing on the Maturity Date (as may be extended pursuant to this Section I ) that with the passage of time and the failure to cure would result in an Event of Default.

(b) Interest. A one-time interest charge of twelve percent (12%) ("Interest Rate") shall be applied on the Issuance Date to the Original Principal Amount.  Interest hereunder shall be paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes in cash or converted into Common Stock at the Conversion Price provided the Equity Conditions are satisfied.

(c)  Security. This Note shall not be secured by any col lateral or any assets pledged to the holder

(2)  EV ENTS OF DEFA U LT.

(a) An   "Event  of  Default",  wherever   used   herein ,  means  any  one  of  the following  events  (whatever  the  reason  and  whether  it  shall  be  voluntary  or  involuntary  or  effected  by operation  of law or pursuant to any judgment , decree or order of any court, or any order, rule or regulation of any administrative or governmental  body):

(i) The  Company's   failure   to   pay   to  the   Holder   any   amount   of Principal,  Interest, or  other  amounts  when  and  as due  under this Note  (including,  without  l imitation,  the Company’s failure  to  pay  any  redemption   payments  or  amounts  hereunder)  or  any  other  Transaction Document ;

(ii)           A Conversion Fai l u re as defined in section 3(b)(ii )

(iii)  The Company or any subsidiary of the Company shall commence, or there shall  be commenced  against the Company or any subsidiary of the Company  under any applicable bankruptcy  or  insolvency  laws as now  or  hereafter in effect  or any  successor thereto, or the  Company  or any subsidiary  of the Company  commences  any other proceeding  under any  reorganization, arrangement , adjustment of debt, relief of debtors, dissolution , insolvency or liquidation or similar law of any jurisdiction whether  now  or hereafter  in  effect  relating to the Company  or any  subsidiary  of the  Company  or there  is commenced  against  the  Company  or any  subsidiary  of the  Company  any  such  bankruptcy,  insolvency  or other proceeding which  remains un-dismissed for a period  of 61  days; or the Company or any subsidiary of the Company  is adjudicated  insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding  is entered ; or the Company  or any subsidiary of the Company  suffers any appointment of any custodian, private  or court appointed  receiver or the like for it or any substantial part of its property which  continues undischarged  or unstayed  for  a  period  of  sixty  one  (6 1 )  days;  or  the  Company  or  any subsidiary of the Company  makes a general assignment for the benefit  of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that  it is unable to pay, or shall be unable to pay, its  debts  generally  as  they  become  due;  or  the  Company  or  any  subsidiary  of  the  Company  shall  call  a meeting of its creditors with  a view to arranging a com position , adjustment  or restructuring of its debts; or the  Company  or  any  subsidiary  of  the  Company  shall  by  any  act  or failure  to  act  expressly indicate  its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action  is taken  by the Company  or any subsidiary of the Company for the purpose of effecting any of the forgoing;

(iv) The Company or any  subsidiary of the  Company  shall  default  in any of  its obligations under  any other Note  or any  mortgage, cred it agreement  or other facility, indenture agreement,  factoring  agreement  or other instrument under which there  may  be  issued , or  by  which  there may  be  secured  or  evidenced  any  indebted ness  for  borrowed  money  or  money  due under any  long  term leasing or factoring arrangement of the Company or any subsidiary of the Company  in an amount exceeding
$100,000, whether such indebted ness now exists or shall hereafter be created; and or shall hereafter be created; and

(v) The Common Stock is suspended or delisted for trading on the Over the Counter Bulletin Board market (the "Primary Market ").
(vi) The Company loses its ability to deliver shares via "OWAC/FAST" electronic transfer.

(vii)  The Company loses its status as "OTC Eligible."

(viii) )         The Company shall become  late or delinquent  in  its filing requirements  as a fully-reporting  issuer  registered  with  the  Securities  &  Exchange  Commission.

(b) Upon the occurrence of any Event of Default, the Outstanding Balance shall immediately increase to 120% of the Outstanding Balance immediately prior to the occurrence of the Event of Default (the "Default Effect"). The Default Effect shall automatically apply upon the occurrence of an Event of Default without the need for any pa1ty to give any notice or take any other action.

(3) CONV ERSION OF NOTE.   This Note shall be convertible into shares of the Company's Common Stock, on the terms and conditions set forth in this Section 3.

(a) Conversion  Right.   Subject  to the  provisions  of  Section  3(c), at any time or times on or after the Issuance  Date, the Holder shall be entitled to convert any portion  of the outstanding and unpaid  Conversion  Amount  (as defined  below) into  fully  pa id  and  non-assessable  shares of  Common Stock in  accordance with  Section  3(b), at the Conversion  Price (as defined  below).   The number  of shares of Common  Stock  issuable upon conversion  of any Conversion  Amount pursuant  to this Section 3(a) shall be  equal  to the quotient  of dividing the Conversion  Amount by  the Conversion  Price. The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the  issuance  would  result in the  issuance  of a fraction  of a share of Com mon  Stock, the  Company  shall  round  such  fraction  of a share of Common  Stock up to the  nearest  whole  share.   The Company  shall  pay  any and  all transfer  agent fees, legal fees, costs and  any other fees or costs that may be incurred  or charged in connection  with the issuance of shares of the Company’s Common  Stock to the Holder arising out of or relating to the conversion  of this Note.

(i) "Conversion   Amount"  means  the  portion  of the  Original  Principal A mount and  Interest  to  be  converted , plus any  penalties , redeemed  or otherwise  with  respect  to which this determination is being made .

(ii) "Conversion    Price"  shall  equal  the  lesser  of  (a)  $0.25  or  (b) 60% of the  lowest trade  occurring during the twenty  five (25) consecutive  Trading  Days  immediately preceding the applicable Conversion Date on which the Holder elects to convert  all  or  part  of this Note, subject to adjustment as provided in this Note.

(b)  Mechanics of Conversion.

(i) Optional  Conversion.    To  convert  any  Conversion  Amount  into shares  of  Common  Stock  on  any  date  (a  "Conversion  Date"),  the  Holder  shall  (A)  transmit  by  email, facsimile (or otherwise deliver), for receipt on or prior to  1 1 :59 p.m., New  York , N Y Time, on such date, a copy of an executed  notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Company. On  or before  the third  Business  Day following the date of receipt of a Conversion  Notice (the "Share Delivery  Date"), the Company  shall (A) if legends are not  required  to be placed  on certificates of Com mon  Stock pursuant to the then existing provisions  of Ru le 144 of the Securities Act of  1933 ("Rule  144") and  provided  that  the  Transfer  Agent  is participating  in  the  Depository  Trust  Company's  ("OTC") Fast Automated Securities Transfer Program, cred it such aggregate number of shares of Com mon Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program , issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled which certificates shall not bear any restrictive legends u n less required pursuant the Rule 144. If this Note is physically surrendered for conversion and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall , upon request of the Holder, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note representing the outstanding Principal not converted . The Person or Person’s entitled to receive the shares of Com mon Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the transmission of a Conversion Notice.

(ii) Company's Failure to Timely Convert. If within two (2) Trading Days after the Company's receipt of the facsimile or email copy of a Conversion Notice the Company shall fail to issue and deliver to Holder via "DWAC/ FAST" electronic transfer the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (a "Conversion Failure"), the Original Principal Amount of the Note shall increase by $2,000 per day until the Company issues and delivers a certificate to the Holder or cred it the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (under Holder 's and Company 's expectation that any damages will tack back to the Issuance Date). Company will not be subject to any penalties once its transfer agent processes the shares to the DWAC system. If the Company fails to deliver share in accordance with the timeframe stated in this Section, resulting in a Conversion Failure, the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Outstanding Balance with the rescinded conversion shares returned to the Company (under Holder 's and Company’s expectations that any returned conversion amounts will tack back to the original date of the Note) .

(iii) DWAC / FAST ELIGILBITY   If the Company fails for any reason to deliver to the Holder the Shares by DWAC/ FAST electronic transfer (such as by delivering a physical stock certificate) , or if there is a Conversion Failure as defined  in Section 3(b)(ii), and if the Holder incurs a Market Price Loss, then at any time subsequent to incurring the loss the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Market Price Loss and the Company must make the Holder whole by either of the following options at Holder's election:

Market  Price  Loss = [(High  trade  price  for the  period  between  the day of conversion  and  the day the  shares  clear in  the  Holder's  brokerage  account)  x  (Number  of  shares  receivable  from  the conversion)]  - [(Net  Sales  price  realized  by  Holder)  x  (Number  of  shares  receivable  from  the conversion)].

Option A - Pay Market Price Loss in Cash. The Company must pay the Market Price Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Company.

Option B - Add Market Price Loss to Outstand i ng Balance. The Company must pay the Market Price Loss by adding the Market Price Loss to the Outstanding Balance (under Holder's and the Company' s expectation that any Market Price Loss amounts will tack back to the Issuance Date).

In the case that conversion shares are not deliverable by DWAC/FAST electronic transfer an additional 5% discount to the Conversion  Price will apply.

(i) OTC ELIGIBILITY & SUB – PENNY. If  the  Company  fails to  maintain its  status  as  "OTC  Eligible" for  any  reason , or,  if the  Conversion  Price  is  less  than  $0.01 , the  Principal Amount  of  the  Note  shall  increase  by  ten  thousand  dollars  ($10,000)  (under  Holder 's  and  Company 's expectation  that  any  Principal  Amount  increase  will  tack  back  to  the  Issuance  Date).  In  addition,  the Conversion  Price shall be redefined to equal the lesser of (a) $0.20 or (b) 50% of the lowest trade occurring during the  twenty  five  (25)  consecutive  Trading  Days  immediately  preceding  the  applicable  Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in the Note .

(ii) Book-Entry. Notwithstanding anything to the  contrary  set forth herein , upon conversion of any portion of this Note in accordance with  the terms hereof, the  Holder shall not be required to physically surrender this Note to the Company u n less (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance  of  this  Note  upon physical surrender of this Note. The Holder  and  the Company  shall  maintain  records  showing the Principal and Interest conve1ted and the dates of such  conversions  or  shall  use  such  other  method ,  reasonably satisfactory to the Holder and the Company , so as not to require physical surrender of this Note upon  conversion.

(c)  Limitations on Conversions or Trading g.

(i) Beneficial Ownership The Company shall  not  affect any conversions  of  this  Note  and  the  Holder  shall  not  have  the  right  to  convert  any  portion  of  this Note  or receive  shares of Com mon  Stock as payment  of  interest  hereunder  to the extent  that  after giving  effect to such conversion  or receipt of such  interest  payment , the  Holder, together  with  any affiliate thereof, would beneficially  own  (as  determined in  accordance  with  Section   J 3(d)  of  the  Exchange  Act  and  the  rules promulgated  thereunder) in excess  of  4.99%  of  the number  of  shares  of  Com mon   Stock  outstanding immediately after giving effect to such  conversion  or receipt of shares as payment  of interest.     Since the Holder will not be obligated  to report to the Company  the number of shares of Com mon  Stock it may  hold at the time of a conversion  hereunder, u n less the conversion  at issue would  result  in  the  issuance of shares of Com mon  Stock  in  excess of 4.99%  of the then  outstanding shares of Com mon  Stock without  regard  to any other  shares  which  may  be  beneficially  owned  by  the  Holder  or an  affiliate thereof, the  Holder  shall have  the authority  and  obligation  to determine  whether  the  restriction  contained in  this Section  will limit any  particular  conversion   hereunder  and  to  the  extent  that  the  Holder  determines  that  the limitation contained in this Section  applies, the determination  of which  portion  of the  principal amount of this Note is  convertible  shall  be  the  responsibility  and  obligation  of  the  Holder.    If  the  Holder  has  delivered  a Conversion  Notice  for  a  principal  amount  of  this Note  that, without  regard  to  any  other  shares  that  the Holder or its affiliates may  beneficially  own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maxi m um principal  amount permitted  to be converted  on  such Conversion  Date in accordance with  Section 3(a) and, any  principal  amount  tendered  for  conversion  in  excess  of  the  permitted  amount  hereunder  shall  remain outstanding under this Note. The provisions  of this Section may be waived  by a Holder (but only as to itself and  not to any other  Holder) upon  not  less than  65 days prior  notice  to the Company . Other holders shall be unaffected by any such waiver.

(d)  Other Provisions.

(i) Share Reservation.  The  Company  shall  at  all  times  reserve and keep available out of its authorized Common  Stock the full number of shares of Com mon  Stock issuable upon  conversion  of all  outstanding amounts under this Note; and  within five (5) Business Days following the receipt by the Company of a Holder's  notice that such minimum number of Underlying Shares is not so reserved, the Company  shall  promptly  reserve  a sufficient number of shares of Com mon  Stock to comply with such requirement. The company will at all times reserve at least 3,000,000 shares of Common Stock for conversion.

(ii)  Prepayment.  At any time within the 90 day period immediately following the Issuance  Date, the Company  shall have the option , upon 10 business days'  notice  to  Holder, to  pre-pay  the  entire  remaining  outstanding  principal  amount  of  this Note in  cash,  provided  that  (i) the Company shall pay the Holder  1 50% of the Outstanding  Balance, (ii) such amount must be  paid in cash  on the  next  business day  following  such 10 business day  notice  period , and  (iii) the  Holder  may  still  convert this Note  pursuant  to the terms hereof at al l  times until  such  prepayment  amount has  been  received in full. Except as set forth in this Section  the Company  may  not  prepay  this Note in  whole or in  part .

(iii) Terms of Future re Financings.   So long as this Note is outstanding, upon  any  issuance  by the Company or any of its subsidiaries of any security with  any term  more favorable to the  holder  of such  security  or with  a term  in  favor of the  holder  of such  security  that  was  not  similarly provided  to the  Holder  in  this Note,  then  the  Company  shall  notify  the  Holder  of such  additional  or more favorable term  and such term , at Holder 's option , shall become a part of the transaction  documents with the Holder.  The types of terms contained  in another security that may  be more favorable to the holder of such security  include,  but  are  not  limited  to,  terms  addressing  conversion   discounts,  conversion   look back periods ,  interest  rates,  original  issue  discounts,  stock  sale  price,  private  placement  price  per  share,  and warrant coverage.

(iv)  All calculations under this Section 3 shall be rounded up to the nearest $0.0000 I or whole  share .

(v)         Nothing   herein  shall  limit a   Holder's   right   to   pursue   actual damages  or declare an  Event  of  Default pursuant  to  Section  2 herein for the Company's  failure  to  deliver certificates representing shares of Common  Stock upon  conversion  within  the  period  specified  herein  and such  Holder  shall  have the right to pursue al l  remedies available to  it at law or in equity  including, without limitation, a decree of specific  performance  and/or injunctive relief, in each case without the need to post a bond  or provide  other security . The exercise of any such  rights shall not  prohibit  the  Holder  from  seeking to enforce damages  pursuant to any other Section  hereof  or under applicable  law.

(4) SECTI ON  3(A)(9) OR  3(A)(1 0)  TRANSACTION.     So  long  as  this  Note   is outstanding, the Company shall not enter into any transaction  or arrangement structured  in accordance with, based  upon , or  related  or  pursuant  to,  in  whole  or in  part, either  Section  3(a)(9)  of the  Securities  Act  (a "3(a)(9) Transact ion ") or Section 3(a)( I 0) of the Securities Act (a "3(a)( I 0) Transaction "). I n the event that the Company does enter  into, or makes any  issuance  of Com mon  Stock  related  to a 3(a)(9) Transaction  or a 3(a)( I 0) Transaction  while this note is outstanding, a liquidated damages charge of 25% of the outstanding principal  balance of this Note, but not  less than  $25,000, will be assessed  and will become immediately due and payable to the Holder at its election in the form of cash  payment  or addition to the balance of this Note .

(5) PIGGY BAC K  REG ISTRATION  RIGHTS.   The  Company  shall include  on  the next registration  statement the Company fi les with  SEC (or on the subsequent registration  statement  if such registration  statement is withdrawn) al l  shares issuable  upon  conversion  of this Note.   Fai l u re to do so will result in liquidated  damages  of  25%  of  the  outstanding  principal  balance  of  this Note,  but  not  less than $25,000, being immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this Note.

(6)  R E I SSUAN CE OF T H I S NOT E.

(a) Assignability. The Company may not assign this Note.  This Note will be binding upon the Company and its successors and will insure to the benefit of the Holder and its successors and assigns and may be assigned by the Holder to anyone of its choosing without Com pan y's approval.

(b) Lost, Stole, or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction  or mutilation of this Note, and , in the case  of  loss, theft  or  destruction, of  any  indemnification  undertaking  by  the  Holder  to  the  Company in customary  form  and , in  the case of mutilation , upon  surrender and  cancellation  of this Note, the Company shall execute and  deliver to the Holder a new Note representing the outstanding Principal.

(7) NOT I CES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt when sent by facsimile (provided confirmation of transmission is mechanically or electronically generate4d and kept on file by the sending party) (iii) upon receipt, when send by email; or (iv) one (I) Trading Day after deposit with a nationally recognized delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for each communications shall be those set forth in the communications and documents that each party has provided the other immediately prececing the issuance of this Note or at such other address and/or facsimile number and/ or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii), or (iii) above, respectively.

The addresses for such communication s shall be:

 I f to the Company, to:
Las Vegas Railway Express, Inc.
6650 Via Austi Pkwy # 140
Las Vegas, NV 89119\

If to the Holder:

                V ISTA CAPITAL IN V ESTM ENTS, LLC
4342 Vista Way
La Mesa CA 9194 I
Attn: David Clark, Principal

(7) APPLICABLE  LAW AND  V EN U E.  This   Note   shall   be   governed   by   and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof.   Any  action  brought  by either  party  against the other concerning the transactions  contemplated  by this Agreement  shall be  brought only in  the state courts of California or in  the federal courts located in  the city  and  county  of  San  Diego, in the  State  of  California.  Both parties and the individuals signing this Agreement to submit to the jurisdiction of such courts.

(a) WAIVER. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:

By:/s/ Michael Barron

Name:   Michael A. Barron

Title:  Chief Executive Officer

HOLDER:

VISTA CAPITAL INVESTMENTS, LLC.

By: /s/ David Clark

Name: David Clark

Title:  Pri ncipal

[Signature Page to Convertible Note No. XTRN-1]

EXHIBIT A NOTICE OF CONVERSION

[Company Contact, Position] [Company Name]
[Company Address] [Contact Email Address}

The undersigned hereby elects to conve1i a portion of the $            Convertible Note Issued to Vista Capital Investments, LLC on into Shares of Common Stock of according to the conditions set forth in such Note as of the date written below.

By accepting this notice of conversion, you are acknowledging that the number of shares to be delivered represents less than 5% (five percent) of the common stock outstanding. If the number of shares to be delivered represents more than 4.99% of the common stock outstanding, this conversion notice shall immediately automatically extinguish and debenture Holder must be immediately notified.

Date of Conversion:
Conversion Amount:
Conversion Price:
Shares to be Delivered:

Shares delivered in name of:

VISTA CAPITAL INVESTMENTS, LLC

Signature:

By:
Title:

Vista Capital Investments, LLC